EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James Park, President, Chief Executive Officer and Chairman of Fitbit Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

•	the Annual Report on Form 10-K of Fitbit, Inc. for the year ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Fitbit, Inc.

Date: February 26, 2016	By:	/s/ James Park
James Park
President, Chief Executive Officer, and Chairman (Principal Executive Officer)